April 5, 2023
Pioneer Global High Fund
Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information
each dated March 1, 2023
The Board of Trustees of Pioneer Global High Yield Fund has approved the reorganization of the fund with and into Pioneer High Yield Fund (the “Reorganization”). Each fund is managed by Amundi Asset Management US, Inc. (“Amundi US”). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in the third quarter of 2023.
Following is a brief description of certain aspects of the Reorganization:
•
Each fund has the same investment objective, and each fund invests at least 80% of its total assets in below investment grade (high yield) debt securities.
•
Each of Pioneer High Yield Fund and Pioneer Global High Yield Fund invests in securities of U.S. and non-U.S. issuers. Pioneer High Yield Fund invests primarily in securities of U.S. issuers and may invest up to 15% of its total assets in securities of non-U.S. issuers. Pioneer Global High Yield Fund has no stated limitation on the percentage of non-U.S. issuers in which it may invest.
•
The management fee rate payable by the combined fund will be the same as the management fee rate payable by Pioneer Global High Yield Fund up to $1 billion of the fund’s average daily net assets, and, following the completion of the Reorganization, the same as or lower than the management fee rates that Pioneer Global High Yield Fund would pay at higher asset levels.
•
The expense ratio of each class of shares of the combined fund, both before and after any applicable contractual expense limitations, is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Global High Yield Fund.
•
The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund as a direct result of the Reorganization.
Shareholders of Pioneer Global High Yield Fund who determine that they do not wish to become shareholders of Pioneer High Yield Fund may (a) redeem their shares of Pioneer Global High Yield Fund prior to the Reorganization’s closing date (“Closing Date”) or (b) exchange their shares of Pioneer Global High Yield Fund prior to the Closing Date for shares of another Pioneer fund by contacting Amundi US or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of Pioneer Global High Yield Fund prior to the Closing Date. Please note that a redemption or an exchange of shares of Pioneer Global High Yield Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.
Prior to consummation of the Reorganization, you will be sent an Information Statement containing important information about the Reorganization, including the date on which the Reorganization is expected to occur. Each fund’s summary prospectus, prospectus and statement of additional information is available free upon request at amundi.com/us or by calling 1-800-225-6292.
Investment Objectives and Principal Strategies
Each fund currently has the same investment objective: to seek to maximize total return through a combination of income and capital appreciation. Following the completion of the Reorganization, the investment objective of the combined fund will continue to be to seek to maximize total return through a combination of income and capital appreciation.
Each fund invests at least 80% of its total assets in below investment grade (high yield) debt securities, but there are differences in the funds’ investment strategies. Pioneer High Yield Fund invests primarily in securities of U.S. issuers and may invest up to 15% of its total assets in securities of non-U.S. issuers. Pioneer Global High Yield Fund’s portfolio consists of securities of issuers located in at least three countries, one of which may be the U.S., and there is no stated limitation on the percentage of non-U.S. issuers in which the fund may invest. As of March 31, 2023, approximately 50% of Pioneer Global High Yield Fund’s portfolio consisted of securities of non-U.S. issuers.
Management Fees
In connection with the Reorganization, Amundi US has agreed to reduce the management fee rates payable by the combined fund such that the management fee rate payable by the combined fund will be the same as, or lower than, the management fee rates payable by either Pioneer Global High Yield Fund or Pioneer High Yield Fund at all asset levels.
Accordingly, upon completion of the Reorganization, the combined fund will pay Amundi US a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi US’s annual fee will be equal to 0.70% of the fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the fund’s average daily net assets, 0.60% of the next $500 million of the fund’s average daily net assets, 0.55% of the next $500 million of the fund’s average daily net assets, 0.45% of the next $6 billion of the fund’s average daily net assets, 0.40% of the next $1 billion of the fund’s average daily net assets, 0.35% of the next $1 billion of the fund’s average daily net assets and 0.30% of the fund’s average daily net assets over $10 billion.
Total Expenses
The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Global High Yield Fund.
The total annual fund operating expenses of Pioneer Global High Yield Fund for the twelve-month period ended October 31, 2022 were: Class A: 1.25%; Class C: 1.94%; and Class Y: 1.00%. The net expense ratio for Class A is: 1.14%, and for Class Y: 0.90%, based on current expense limitation arrangements.*
The pro forma total annual fund operating expenses of the combined fund, based on the twelve-month period ended October 31, 2022 are: Class A: 1.18%; Class C: 1.91%; and Class Y: 0.91%. The net expense ratio for Class A is: 1.10%, and for Class Y: 0.85%, based on current expense limitation arrangements.**
*
For Pioneer Global High Yield Fund, Amundi US has contractually agreed to limit ordinary operating expenses of Pioneer Global High Yield Fund (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.
**
For Pioneer High Yield Fund, Amundi US has contractually agreed to limit ordinary operating expenses of the combined fund (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2025. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Portfolio Managers
Day-to-day management of Pioneer High Yield Fund is the responsibility of Andrew Feltus, Matthew Shulkin and Kenneth Monaghan. Mr. Feltus, Mr. Shulkin and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates. This is the same portfolio management team that is responsible for the day-to-day management of Pioneer Global High Yield Fund.
Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi US in 1994 and has served as a portfolio manager of Pioneer Global High Yield Fund since 2001 and Pioneer High Yield Fund since 2007.
Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi US, has served as a portfolio manager of Pioneer Global High Yield Fund since 2017 and Pioneer High Yield Fund since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.
Mr. Shulkin, a Senior Vice President, joined Amundi US in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi US, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam Investments. Mr. Shulkin has served as a portfolio manager of Pioneer Global High Yield Fund since 2019 and Pioneer High Yield Fund since 2017.
Fund Assets
It is anticipated that the combined fund will have assets of approximately $600 million. As of March 31, 2023, Pioneer Global High Yield Fund had assets of approximately $141 million.
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©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC